Exhibit 99.1

IMMEDIATE RELEASE
Contact:
Mark Johnson
Sr. Director, Investor Relations
mjohnson@atyrpharma.com
858-223-1163

aTyr Pharma Presents Positive Lung and Skin Findings with ATYR1923 in a Translational Animal Model at the Scleroderma Foundation National Patient Education Conference

SAN DIEGO – July 26, 2018 – aTyr Pharma, Inc. (Nasdaq: LIFE), a biotherapeutics company engaged in the discovery and development of innovative medicines based on novel immunological pathways, today announced a poster presentation at the Scleroderma Foundation National Patient Education Conference to be held in Philadelphia, PA from July 27 – 29, 2018. The presentation reviews the positive lung and skin results of a recently completed murine experiment evaluating low doses of ATYR1923 in a chronic graft versus host disease model of systemic sclerosis.

“The data we are presenting tomorrow are part of our ongoing estate of translational animal models set to help inform and de-risk our upcoming clinical development of ATYR1923,” stated David King, Ph.D., aTyr’s Chief Scientific Officer. “The conclusions of this study support our hypothesis and mechanistic understanding that ATYR1923 may have therapeutic benefit as an earlier intervention for patients with interstitial lung disease characterized by inflammation.”

Poster Presentation: Friday July 27, 2018 from 5:00 – 7:15 PM (EDT)

Title: “ATYR1923 Ameliorates Dermal and Pulmonary Fibrosis in a Murine Model of Sclerodermatous

Chronic Graft vs. Host Disease”

Presenter: Kathleen Ogilvie, Ph.D., aTyr Pharma, Inc.

Conclusions:

•	Data demonstrate ATYR1923 is efficacious in a murine model of sclerodermatous chronic graft versus host disease when administered weekly at only 0.4 mg/kg.
•	ATYR1923 has robust activity when treatment was initiated at Day 7.
•	ATYR1923 activity did not reach significance when treatment was initiated at Day 21.
•	Data are compatible with aTyr’s hypothesis that ATYR1923 modulates immune responses and inflammation following tissue injury.

About aTyr

aTyr is a clinical-stage biotechnology company engaged in the discovery and clinical development of innovative medicines using its knowledge of tRNA synthetase biology. aTyr is focused on the therapeutic translation of the Resokine pathway, comprised of extracellular proteins derived from the histidyl tRNA synthetase (HARS) gene family. aTyr’s clinical stage ATYR1923 candidate augments the Resokine pathway and is designed to temper immune engagement in interstitial lung diseases. aTyr has built an intellectual property estate, to protect its pipeline, comprising over 250 issued patents or allowed patent applications that are owned or exclusively licensed, including over 300 potential protein compositions derived from tRNA synthetase genes. For more information, please visit http://www.atyrpharma.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Litigation Reform Act.  Forward-looking statements are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by such safe harbor provisions for forward-looking statements and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements, including statements regarding the potential therapeutic benefits and applications of our product candidates; our ability to successfully advance our pipeline or product candidates, undertake certain development activities (such as the initiation of clinical trials, clinical trial enrollment, the conduct of clinical trials and the announcement of top-line results) and accomplish certain development goals, and the timing of such events; and the scope and strength of our intellectual property portfolio. These forward-looking statements also reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made.  Although we believe that our plans, intentions, expectations, strategies and prospects, as reflected in or suggested by these forward-looking statements, are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in these forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation, risks associated with the discovery, development and regulation of our product candidates, the risk that we may cease or delay preclinical or clinical development activities for any of our existing or future product candidates for a variety of reasons (including difficulties or delays in patient enrollment in planned clinical trials), and the risk that we may not be able to raise the additional funding required for our business and product development plans, as well as those risks set forth in our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in our other SEC filings. Except as required by law, we assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

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